UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2009

SUBURBAN PROPANE PARTNERS, L.P.
 (Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West Whippany, NJ	07981
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 887-5300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On August 24, 2009, in connection with the previously announced cash tender offer (the “Offer”) of Suburban Propane Partners, L.P. and Suburban Energy Finance Corp. (collectively “Suburban”) to purchase up to $175 million aggregate principal amount of their outstanding 6.875% Senior Notes due 2013 with CUSIP number 864486AB1 (the “Notes”), Suburban Propane Partners, L.P. issued a press release announcing that, as of 5:00 p.m., New York City time, on August 21, 2009, $301.79 million aggregate principal amount of Notes have been validly tendered and not validly withdrawn. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 24, 2009, in connection with the previously announced equity offering of common units, Suburban Propane Partners, L.P. issued a press release announcing that the underwriters had given notice of the exercise of their over-allotment option, in part, to acquire 230,934 common units at the equity offering price of $41.50 per common unit. Net proceeds from such exercise, which will be approximately $9.2 million, are expected to be received by Suburban Propane Partners, L.P. on or about August 26, 2009. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits:

99.1	Press release of Suburban Propane Partners, L.P. dated August 24, 2009, announcing that $301.79 million aggregate principal amount of unsecured 6.875% Senior Notes due 2013 (“Notes”) issued by Suburban Propane Partners, L.P. and Suburban Energy Finance Corp. (collectively, “Suburban”) have been validly tendered and not validly withdrawn in connection with the offer of Suburban to purchase up to $175 million aggregate principal amount of Notes.

99.2	Press release of Suburban Propane Partners, L.P. dated August 24, 2009 announcing that the underwriters in the recent equity offering of common units have given notice of the exercise of their option, in part, to purchase an additional 230,934 common units at the equity offering price of $41.50 per common unit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

Date: August 24, 2009	By:	/s/ MICHAEL A. STIVALA
		Name:	Michael A. Stivala
		Title:	Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Suburban Propane Partners, L.P. dated August 24, 2009, announcing that $301.79 million aggregate principal amount of unsecured 6.875% Senior Notes due 2013 (“Notes”) issued by Suburban Propane Partners, L.P. and Suburban Energy Finance Corp. (collectively, “Suburban”) have been validly tendered and not validly withdrawn in connection with the offer of Suburban to purchase up to $175 million aggregate principal amount of Notes.

99.2	Press release of Suburban Propane Partners, L.P. dated August 24, 2009 announcing that the underwriters in the recent equity offering of common units have given notice of the exercise of their option, in part, to purchase an additional 230,934 common units at the equity offering price of $41.50 per common unit.